UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-21918
Oppenheimer Absolute Return Fund
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Robert G. Zack, Esq.
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end: May 31
Date of reporting period: 05/28/2010

Item 1. Reports to Stockholders.

May 28, 2010

Oppenheimer Absolute Return Fund

Annual Report

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Listing of Investments

Financial Statements

OppenheimerFunds®
The Right Way to Invest

May 28, 2010 Oppenheimer Absolute Annual Report Return Fund A N N U A L R E P O RT Listing of Top Holdings Fund Performance Discussion Listing of Investments Financial Statements

TOP HOLDINGS AND ALLOCATIONS

Top Ten Common Stock Industries

Real Estate Investment Trusts	3.4%
Pharmaceuticals	1.8
Metals & Mining	1.5
Health Care Equipment & Supplies	1.3
Food Products	1.2
Food & Staples Retailing	0.9
Chemicals	0.8
Semiconductors & Semiconductor Equipment	0.7
Textiles, Apparel & Luxury Goods	0.6
Hotels, Restaurants & Leisure	0.6
Portfolio holdings and allocations are subject to change. Percentages are as of May 28, 2010, and are based on net assets.

Top Ten Common Stock Holdings

MFA Mortgage Investments, Inc.	0.7%
Annaly Mortgage Management, Inc.	0.7
Anworth Mortgage Asset Corp.	0.7
Capstead Mortgage Corp.	0.7
Essilor International SA	0.3
Beiersdorf AG	0.3
Merck KGaA	0.3
L’Oreal SA	0.3
Sanofi-Aventis SA	0.3
SAP AG	0.3
Portfolio holdings and allocations are subject to change. Percentages are as of May 28, 2010, and are based on net assets.
4 | OPPENHEIMER ABSOLUTE RETURN FUND

Portfolio Allocation
Portfolio holdings and allocations are subject to change. Percentages are as of May 28, 2010, and are based on the total market value of investments.
5 | OPPENHEIMER ABSOLUTE RETURN FUND

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund’s performance during its fiscal year ended May 28, 2010, followed by a graphical comparison of the Fund’s performance to appropriate broad-based market indices.1
Management’s Discussion of Fund Performance. Over the 12-month period, the Fund returned —1.25% while the London Interbank Offered Rate (“LIBOR”) returned 0.20%.2 During this period U.S. equity and bond markets produced positive results, as the S&P 500 Index returned 20.98% and the Barclays Capital U.S. Aggregate Bond Index returned 8.42%. Outside of the U.S., the global equity and bond markets did not fare as well. The MSCI World ex-U.S. Index returned 7.57% and the Barclays Capital Global Aggregate Bond Index returned 3.97%.
     Our equity strategies produced mixed performance over the reporting period. Our U.S. stock selection strategy, which consists of individual U.S. stocks, produced positive results. Our U.S. equity sector strategy, which examines the U.S. equity market on a broader, sector-based scale, provided a disappointing return. At the same time, our global equity index selection strategy, which looks on a broader scale at global equity markets, performed well during the reporting period. On the other hand, our global individual stock selection strategy, which invests in stocks in both developed and emerging markets, contributed negatively. We should note that we have refined our strategies during the early part of 2010 and, during the final five months of the reporting period, Fund performance improved.
     In terms of our fixed-income strategies, our relative value strategy of trading interest rate swaps across numerous government swap markets added to the Fund’s overall return. Our strategy was successful in identifying which markets to overweight and underweight. On the other hand, our credit selection strategy finished flat for the fiscal year. We used investments in credit default swaps to express opinions on corporate securities but our various positions netted a roughly neutral return.
     With regard to currency strategies, our foreign exchange market (FX) carry strategy—buying currencies of countries with high yielding interest rates while hedging against currencies of countries with low yielding interest rates—produced a positive performance for the Fund. On the other hand, our strategies related to the U.S. dollar, based on analysis of capital investment flows in dollar-based exchange rates, finished flat for the reporting period.

1.	The Fund’s return has been calculated through May 28, 2010, the last business day of the Fund’s 2010 fiscal year. See Note 1 of the accompanying Notes to Financial Statements. The indices’ returns are calculated through May 31, 2010.

2.	The LIBOR return is computed from prevailing 3-month U.S. LIBOR rates.
6 | OPPENHEIMER ABSOLUTE RETURN FUND

     Our FX volatility strategies generated disappointing results. We systematically purchased and sold volatility swaps on currencies to express views on the direction and state of currency volatility but this strategy underperformed significantly as currency markets swung rapidly between low and high states of volatility. Finally, in the last four months of the reporting period, we implemented a new suite of currency strategies but the returns were not positive.
     In terms of macro and tactical asset allocation strategies, on the tactical asset allocation side, Fund performance was helped by investment decisions we made based upon our views of directional moves in the equity markets. Our strategy of trading key government bonds—Treasuries, Bunds (the German equivalent of U.S. Treasury securities), Gilts (the U.K. equivalent of U.S. Treasury securities), and Japanese Government Bonds (JGBs)—also contributed positively to Fund performance. Overall, our tactical asset allocation strategies in aggregate were among our top-performing strategies. We also made macro asset allocation decisions involving simultaneous overweight and underweight positions on sectors within equity and fixed-income asset classes but this strategy finished in the negative.
     Lastly, as part of our income-generating strategies, our holdings of event-linked bonds posted strong contributions during the period. Meanwhile, in the last four months of the reporting period, we built up a position in mortgage-related securities. So far, the returns have been modest, but we believe this sector shows promise. Additionally, we earned income during the period from tactically selling volatility on the three major exchange rates—Euro, Yen, and Sterling.
Comparing the Fund’s performance to the Market. The graph that follows shows the performance of a hypothetical $10,000 investment in Class A shares of the Fund held until May 28, 2010. Performance is measured from inception of the Class on March 5, 2007. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares and reinvestment of all dividends and capital gains distributions. Past performance cannot guarantee future results.
     The Fund’s performance is compared to the performance of the S&P 500 Index, an unmanaged index of equity securities, and the Barclays Capital Global Aggregate Bond Index, a broad-based measure of the global investment-grade fixed-rate debt markets. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graph shows the effect of taxes. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments in the index.
7 | OPPENHEIMER ABSOLUTE RETURN FUND

FUND PERFORMANCE DISCUSSION
Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:1
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance and expense ratios may be lower or higher than the data quoted. See page 9 for further information. Fund returns include changes in share price, reinvested distributions, and the sales charge for Class A shares of 5.75% (unless indicated otherwise).

1.	The Fund’s returns have been calculated through May 28, 2010, the last business day of the Fund’s 2010 fiscal year. See Note 1 of the accompanying Notes to Financial Statements. The indices’ returns are calculated through May 31, 2010.
8 | OPPENHEIMER ABSOLUTE RETURN FUND

NOTES
Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.
Investors should consider the Fund’s investment objectives, risks, expenses and other charges carefully before investing. The Fund’s prospectus and, if available, the Fund’s summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or by calling us at 1.800.525.7048. Read the prospectus and, if available, the summary prospectus carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Class A shares of the Fund were first offered on 3/5/07. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
9 | OPPENHEIMER ABSOLUTE RETURN FUND

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended May 28, 2010.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio, and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
10 | OPPENHEIMER ABSOLUTE RETURN FUND

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	December 1, 2009	May 28, 2010	May 28, 2010

Actual
Class A	$1,000.00	$991.60	$7.45

Hypothetical (5% return before expenses)
Class A	1,000.00	1,017.07	7.55
Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 179/365 (to reflect the one-half year period). The annualized expense ratio, excluding indirect expenses from affiliated fund, based on the 6-month period ended May 28, 2010 is as follows:

Class	Expense Ratio

Class A	1.52%
The expense ratio reflects voluntary waivers or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein. The “Financial Highlights” table in the Fund’s financial statements, included in this report, also shows the gross expense ratio, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
11 | OPPENHEIMER ABSOLUTE RETURN FUND

STATEMENT OF INVESTMENTS May 28, 20101

	Shares	Value

Common Stocks—26.2%
Consumer Discretionary—3.5%
Auto Components—0.4%
Cie Generale des Etablissements Michelin, B Shares	472	$31,474
Denso Corp.	600	16,031
Nokian Renkaat OYJ	800	18,515

		66,020

Automobiles—0.4%
Bayerische Motoren Werke (BMW) AG	688	31,442
DaimlerChrysler AG2	644	31,524

		62,966

Diversified Consumer Services—0.1%
Invocare Ltd.	3,300	16,506
Hotels, Restaurants & Leisure—0.6%
Carnival plc	430	16,342
Compass Group plc	2,300	17,812
Darden Restaurants, Inc.	525	22,523
Greek Organization of Football Prognostics SA	900	13,617
Starbucks Corp.	905	23,430
Tatts Group Ltd.	8,200	16,468

		110,192

Leisure Equipment & Products—0.1%
Hasbro, Inc.	613	24,612
Media—0.4%
British Sky Broadcasting Group plc	2,000	16,660
Comcast Corp., Cl. A	1,190	21,527
M6 Metropole Television	730	14,652
Quebecor, Inc., Cl. B	525	17,445

		70,284

Multiline Retail—0.3%
J.C. Penney Co., Inc. (Holding Co.)	802	22,047
Next plc	530	15,883
Sears Canada, Inc.	700	16,509

		54,439
12 | OPPENHEIMER ABSOLUTE RETURN FUND

	Shares	Value

Specialty Retail—0.6%
Forzani Group Ltd. (The), Cl. A	1,100	$17,570
Gap, Inc. (The)	950	20,710
Industria de Diseno Textil SA	300	16,716
Lowe’s Cos., Inc.	867	21,458
Urban Outfitters, Inc.[2]	626	22,724

		99,178

Textiles, Apparel & Luxury Goods—0.6%
Adidas AG	637	31,503
Hermes International SA	140	18,245
LVMH Moet Hennessy Louis Vuitton SA	297	31,183
Puma AG	56	15,816
Swatch Group AG (The), Cl. B	64	16,643

		113,390

Consumer Staples—3.6%
Beverages—0.5%
Coca-Cola Amatil Ltd.	1,800	16,477
Cott Corp.[2]	2,200	16,159
Foster’s Group Ltd.	3,700	17,243
Pernod-Ricard SA	421	31,571

		81,450

Food & Staples Retailing—0.9%
CVS Caremark Corp.	636	22,025
Delhaize Group	235	18,825
George Weston Ltd.	260	18,366
J Sainsbury plc	3,660	17,149
Kesko OYJ, Cl. B	500	16,303
Koninklijke Ahold NV	1,400	17,652
Loblaw Cos. Ltd.	500	18,434
Metro, Inc., Cl. A	400	16,568
Woolworths Ltd.	800	17,842

		163,164

Food Products—1.2%
Associated British Foods plc	1,220	16,884
ConAgra Foods, Inc.	960	23,213
DANONE SA	615	31,425
General Mills, Inc.	330	23,506
Goodman Fielder Ltd.	14,000	16,066
13 | OPPENHEIMER ABSOLUTE RETURN FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Food Products Continued
Hormel Foods Corp.	577	$22,965
Lindt & Spruengli AG	1	23,650
McCormick & Co., Inc., Non-Vtg.	594	22,911
Nisshin Seifun Group, Inc.	1,500	16,552
Parmalat SpA	7,200	17,241

		214,413

Household Products—0.4%
Colgate-Palmolive Co.	279	21,787
Henkel AG & Co. KGaA, Preference	678	31,381
Procter & Gamble Co. (The)	378	23,092

		76,260

Personal Products—0.6%
Beiersdorf AG	916	49,419
L’Oreal SA	519	48,347

		97,766

Energy—0.5%
Energy Equipment & Services—0.4%
AMEC plc	1,490	17,056
Diamond Offshore Drilling, Inc.	297	18,741
Precision Drilling Trust[2]	2,500	17,175
Tenaris SA	900	16,709

		69,681

Oil, Gas & Consumable Fuels—0.1%
Paramount Energy Trust	3,800	17,693
Financials—4.7%
Capital Markets—0.2%
AGF Management Ltd., Cl. B	1,100	16,285
T. Rowe Price Group, Inc.	409	20,254

		36,539

Commercial Banks—0.1%
Bendigo & Adelaide Bank Ltd.	2,100	15,007
Diversified Financial Services—0.4%
Exor SpA	1,000	16,039
Groupe Bruxelles Lambert SA	200	14,424
Investor AB, B Shares	1,000	16,085
Kinnevik Investment AB, Cl. B	1,000	15,634

		62,182
14 | OPPENHEIMER ABSOLUTE RETURN FUND

	Shares	Value

Insurance—0.4%
Fairfax Financial Holdings Ltd.	50	$18,818
Intact Financial Corp.	425	18,314
Marsh & McLennan Cos., Inc.	970	21,156
Swiss Life Holding	153	16,251

		74,539

Real Estate Investment Trusts—3.4%
Annaly Mortgage Management, Inc.	7,320	124,145
Anworth Mortgage Asset Corp.	17,900	121,362
Bunnings Warehouse Property Trust	10,300	16,666
Capstead Mortgage Corp.	10,610	121,166
CFS Retail Property Trust	10,700	17,475
Commonwealth Property Office Fund	22,000	17,440
HCP, Inc.	732	23,322
MFA Mortgage Investments, Inc.	17,100	125,343
Public Storage	242	22,431

		589,350

Thrifts & Mortgage Finance—0.2%
Home Capital Group, Inc.	400	16,727
People’s United Financial, Inc.	1,513	21,137

		37,864

Health Care—3.9%
Biotechnology—0.1%
Celgene Corp.[2]	379	19,996
Health Care Equipment & Supplies—1.3%
Bard (C.R.), Inc.	272	22,024
bioMerieux	170	17,186
Essilor International SA	868	49,466
Fresenius AG, Preference	504	31,778
Intuitive Surgical, Inc.[2]	65	20,980
Medtronic, Inc.	538	21,079
Straumann Holding AG	76	16,128
Synthes, Inc.	165	17,408
Terumo Corp.	400	18,655

		214,704

Health Care Providers & Services—0.5%
Fresenius Medical Care AG	639	31,836
Healthscope Ltd.	4,600	20,275
15 | OPPENHEIMER ABSOLUTE RETURN FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Health Care Providers & Services Continued
Ramsey Health Care Ltd.	1,500	$17,570
Sigma Pharmaceuticals Ltd.	44,700	18,811

		88,492

Life Sciences Tools & Services—0.2%
PerkinElmer, Inc.	938	21,283
Qiagen NV2	800	16,590

		37,873

Pharmaceuticals—1.8%
Abbott Laboratories	459	21,830
Astellas Pharma, Inc.	500	15,773
Chugai Pharmaceutical Co. Ltd.	1,000	17,369
Daiichi Sankyo Co. Ltd.	1,100	19,051
Dainippon Sumitomo Pharma Co. Ltd.	2,300	17,910
H. Lundbeck AS	1,100	16,078
Ipsen SA	390	16,293
Merck KGaA	667	48,456
Novartis AG	368	16,698
Novo Nordisk AS, Cl. B	250	19,277
Orion OYJ, Cl. B	1,000	17,610
Sanofi-Aventis SA	805	48,238
Shionogi & Co. Ltd.	1,100	19,418
Takeda Pharmaceutical Co. Ltd.	400	16,417

		310,418

Industrials—2.9%
Aerospace & Defense—0.4%
European Aeronautic Defense & Space Co.	1,600	31,380
General Dynamics Corp.	307	20,845
Raytheon Co.	403	21,121

		73,346

Airlines—0.1%
Jazz Air Income Fund	3,700	14,837
Building Products—0.2%
Geberit AG	106	16,026
Masco Corp.	1,448	19,331

		35,357
16 | OPPENHEIMER ABSOLUTE RETURN FUND

	Shares	Value

Commercial Services & Supplies—0.4%
Group 4 Securicor plc	4,600	$17,482
R.R. Donnelley & Sons Co.	1,094	20,961
Serco Group plc	1,970	17,354
Societe BIC SA	240	16,751

		72,548

Construction & Engineering—0.1%
COMSYS Holdings Corp.	2,000	16,692
Electrical Equipment—0.6%
Alstom	657	31,181
First Solar, Inc.[2]	164	18,427
Schneider Electric SA	314	31,256
Vestas Wind Systems AS2	300	14,293

		95,157

Industrial Conglomerates—0.2%
Siemens AG	350	31,263
Machinery—0.5%
Fanuc Ltd.	200	20,987
NGK Insulators Ltd.	1,000	18,050
Vallourec SA	259	47,905

		86,942

Professional Services—0.1%
SGS SA	14	17,669
Trading Companies & Distributors—0.2%
Bunzl plc	1,610	16,682
Fastenal Co.	430	21,689

		38,371

Transportation Infrastructure—0.1%
Transurban Group	4,000	14,757
Information Technology—3.1%
Communications Equipment—0.4%
Alcatel SA2	12,301	31,624
Juniper Networks, Inc.[2]	827	22,015
Telefonaktiebolaget LM Ericsson, B Shares	1,600	16,150

		69,789

Computers & Peripherals—0.1%
QLogic Corp.[2]	1,213	21,980
17 | OPPENHEIMER ABSOLUTE RETURN FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Electronic Equipment & Instruments—0.5%
FLIR Systems, Inc.[2]	768	$21,880
FUJIFILM Holdings Corp.	500	14,719
Kyocera Corp.	200	17,423
Mitsumi Electric Co. Ltd.	900	16,045
Taiyo Yuden Co.	1,000	13,008

		83,075

Internet Software & Services—0.3%
Akamai Technologies, Inc.[2]	605	24,031
eBay, Inc.[2]	987	21,132
Yahoo! Japan Corp.	50	17,433

		62,596

IT Services—0.4%
CGI Group, Inc.[2]	1,300	20,320
Cognizant Technology Solutions Corp.[2]	459	22,968
Paychex, Inc.	768	21,919

		65,207

Office Electronics—0.1%
Canon, Inc.	400	16,386
Semiconductors & Semiconductor Equipment—0.7%
Advantest	700	15,598
Infineon Technologies AG2	5,565	30,833
Intel Corp.	1,029	22,041
STMicroelectronics NV	4,001	31,161
Texas Instruments, Inc.	903	22,051

		121,684

Software—0.6%
Autonomy Corp. plc[2]	680	17,176
Dassault Systemes SA	290	16,684
Oracle Corp.	909	20,516
SAP AG2	1,131	48,146

		102,522

Materials—2.7%
Chemicals—0.8%
BASF SE	593	30,993
Johnson Matthey plc	710	15,681
18 | OPPENHEIMER ABSOLUTE RETURN FUND

	Shares	Value

Chemicals Continued
Kuraray Co. Ltd.	1,500	$18,398
Monsanto Co.	373	18,975
Shin-Etsu Chemical Co.	334	16,841
Tokai Carbon Co. Ltd.	3,177	16,097
Umicore	500	15,056

		132,041

Construction Materials—0.2%
Lafarge SA	551	31,462
Containers & Packaging—0.2%
Amcor Ltd.	3,100	16,077
Toyo Seikan Kaisha Ltd.	1,100	17,000

		33,077

Metals & Mining—1.5%
ArcelorMittal	1,020	30,732
Aurizon Mines Ltd.[2]	3,300	15,992
Billiton plc	610	16,780
Franco-Nevada Corp.	650	18,529
Golden Star Resources Ltd.[2]	4,100	17,298
Kazakhmys plc	880	15,017
Lihir Gold Ltd.	5,300	17,738
Medusa Mining Ltd.[2]	4,340	16,762
Norsk Hydro ASA	2,400	14,503
Pacific Metals Co. Ltd.	2,000	15,188
Randgold Resources Ltd.	440	38,371
St. Barbara Ltd.[2]	75,800	19,694
ThyssenKrupp AG	1,150	30,799

		267,403

Telecommunication Services—0.6%
Diversified Telecommunication Services—0.5%
AT&T, Inc.	902	21,919
Manitoba Telecom Services, Inc.	600	16,135
Tele2 AB, Cl. B	1,100	16,069
Telstra Corp. Ltd.	6,400	15,935
Verizon Communications, Inc.	813	22,374

		92,432
19 | OPPENHEIMER ABSOLUTE RETURN FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Wireless Telecommunication Services—0.1%
NTT DoCoMo, Inc.	12	$17,946
Utilities—0.7%
Electric Utilities—0.5%
Pinnacle West Capital Corp.	629	22,084
Progress Energy, Inc.	589	22,730
Southern Co.	680	22,236
Spark Infrastructure Group[3]	16,800	16,140

		83,190

Multi-Utilities—0.2%
ATCO Ltd., Cl. I, Non-Vtg.	400	18,111
NiSource, Inc.	1,442	21,572

		39,683

Total Common Stocks (Cost $4,869,695)		4,562,390

Units

Rights, Warrants and Certificates—0.0%
Fonciere des Regions SA Wts., Strike Price 65EUR, Exp. 12/31/10[2] (Cost $0)	430	264

	Principal
	Amount

Mortgage-Backed Obligations—4.0%
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 2601, Cl. GS, 15.252%, 11/15/17[4]	$651,832	63,156
Series 2639, Cl. SA, 6.87%, 7/15/22[4]	527,078	56,220
Series 2815, Cl. PT, 12.837%, 11/15/32[4]	542,960	64,525
Series 3005, Cl. WI, 7/15/35[4,5]	547,885	74,466
Series 3045, Cl. DI, 23.294%, 10/15/35[4]	273,536	35,163
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Trust 2004-56, Cl. SE, 15.626%, 10/25/33[4]	439,373	67,246
Trust 2005-87, Cl. SE, 20.319%, 10/25/35[4]	314,684	41,853
Trust 2006-42, Cl. LI, 22.237%, 6/25/36[4]	588,535	70,352
Trust 2006-51, Cl. SA, 20.617%, 6/25/36[4]	237,076	31,258
Trust 2006-53, Cl. US, 26.848%, 6/25/36[4]	627,338	74,659
Trust 2009-106, Cl. SA, 20.679%, 1/25/40[4]	435,101	49,430
Trust 2009-15, Cl. SA, 16.135%, 3/25/24[4]	691,343	72,745

Total Mortgage-Backed Obligations (Cost $720,982)		701,073

U.S. Government Obligations—2.9%
U.S. Treasury Bills, 0.144%, 7/8/10[6] (Cost $499,915)	500,000	499,915
20 | OPPENHEIMER ABSOLUTE RETURN FUND

	Principal
	Amount	Value

Event-Linked Bonds—16.7%
Earthquake—2.3%
Midori Ltd. Catastrophe Linked Nts., 3.053%, 10/24/12[3,7]	$400,000	$395,960
Multiple Event—8.2%
East Lane Re II Ltd. Catastrophe Linked Nts., 14.791%, 4/7/11[3,7]	250,000	241,938
Merna Reinsurance Ltd. Catastrophe Linked Nts., Series B, 2.04%, 7/7/10[3,7]	500,000	498,150
Nelson Re Ltd. Catastrophe Linked Nts., Series 2008-1, Cl. H, 12.445%, 6/6/11[3,7]	500,000	77,838
Successor X Ltd. Catastrophe Linked Nts., 16.75%, 4/4/13[3,7]	250,000	237,800
Vega Capital Ltd. Catastrophe Linked Nts., Series D, 0%, 6/24/11[3,8,9]	250,000	385,313

		1,441,039

Windstorm—6.2%
Akibare Ltd. Catastrophe Linked Nts., Cl. A, 3.434%, 5/22/12[3,7]	250,000	246,881
Blue Fin Ltd. Catastrophe Linked Nts., Series 1, Cl. A, 5.188%, 4/10/12[3,7]	500,000	575,055
East Lane Re III Ltd. Catastrophe Linked Nts., 10.541%, 3/16/12[3,7]	250,000	261,869

		1,083,805

Total Event-Linked Bonds (Cost $2,912,320)		2,920,804

	Shares

Investment Companies—54.2%
JPMorgan U.S. Treasury Plus Money Market Fund, Agency Shares, 0.00%[9,10]	439,383	439,383
Oppenheimer Institutional Money Market Fund, Cl. E, 0.23%[10,11]	9,023,766	9,023,766

Total Investment Companies (Cost $9,463,149)		9,463,149
Total Investments, at Value (Cost $18,466,061)	104.0%	18,147,595
Liabilities in Excess of Other Assets	(4.0)	(701,990)

Net Assets	100.0%	$17,445,605

Footnotes to Statement of Investments
Strike price is reported in U.S. Dollars, except for those denoted in the following currency:
EUR           Euro

1.	May 28, 2010 represents the last business day of the Fund’s 2010 fiscal year. See Note 1 of the accompanying Notes to Financial Statements.

2.	Non-income producing security.

3.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $2,936,944 or 16.83% of the Fund’s net assets as of May 28, 2010.

4.	Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $701,073 or 4.02% of the Fund’s net assets as of May 28, 2010.

5.	Interest rate will be determined at a later date.

6.	All or a portion of the security position is held in collateralized accounts to cover initial margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $499,915. See Note 5 of accompanying Notes.
21 | OPPENHEIMER ABSOLUTE RETURN FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued

7.	Represents the current interest rate for a variable or increasing rate security.

8.	Zero coupon bond reflects effective yield on the date of purchase.

9.	Interest rate is less than 0.0005%.

10.	Rate shown is the 7-day yield as of May 28, 2010.

11.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended May 28, 2010, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	May 31, 2009	Additions	Reductions	May 28, 2010

Oppenheimer Institutional Money Market Fund, Cl. E	8,797,104	17,535,338	17,308,676	9,023,766

	Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E	$9,023,766	$25,918
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of May 28, 2010 based on valuation input level:

		Level 2—
	Level 1—	Other	Level 3—
	Unadjusted	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$346,904	$270,683	$—	$617,587
Consumer Staples	406,151	226,902	—	633,053
Energy	53,609	33,765	—	87,374
Financials	700,923	114,558	—	815,481
Health Care	426,697	244,786	—	671,483
Industrials	220,307	276,632	—	496,939
Information Technology	336,773	206,466	—	543,239
Materials	88,532	375,451	—	463,983
Telecommunication Services	76,497	33,881	—	110,378
Utilities	106,733	16,140	—	122,873
Rights, Warrants and Certificates	264	—	—	264
Mortgage-Backed Obligations	—	701,073	—	701,073
U.S. Government Obligations	—	499,915	—	499,915
Event-Linked Bonds	—	2,920,804	—	2,920,804
Investment Companies	9,463,149	—	—	9,463,149

Total Investments, at Value	12,226,539	5,921,056	—	18,147,595
22 | OPPENHEIMER ABSOLUTE RETURN FUND

		Level 2—
	Level 1—	Other	Level 3—
	Unadjusted	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value

Other Financial Instruments:
Appreciated swaps, at value	$—	$462,377	$—	$462,377
Futures margins	12,311	—	—	12,311
Foreign currency exchange contracts	—	466,150	—	466,150

Total Assets	$12,238,850	$6,849,583	$—	$19,088,433

Liabilities Table
Other Financial Instruments:
Appreciated swaps, at value	$—	$(24,432)	$—	$(24,432)
Depreciated swaps, at value	—	(638,956)	—	(638,956)
Futures margins	(20,661)	—	—	(20,661)
Foreign currency exchange contracts	—	(335,713)	—	(335,713)
Options written, at value	—	(1,367)	—	(1,367)
Appreciated options, at value	—	(10,835)	—	(10,835)
Depreciated options, at value	—	(9,510)	—	(9,510)

Total Liabilities	$(20,661)	$(1,020,813)	$—	$(1,041,474)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
Foreign Currency Exchange Contracts as of May 28, 2010 are as follows:

		Contract
Counterparty/		Amount		Expiration		Unrealized	Unrealized
Contract Description	Buy/Sell	(000’s)		Dates	Value	Appreciation	Depreciation

Banc of America:
Argentine Peso (ARP)	Buy	1,350	ARP	8/2/10	$338,944	$—	$252
Chinese Renminbi (Yuan) (CNY)	Sell	2,400	CNY	7/1/10	351,580	69	—
Euro (EUR)	Buy	151	EUR	6/15/10	185,331	—	16,487
Euro (EUR)	Sell	185	EUR	6/15/10	227,061	19,611	—
New Taiwan Dollar (TWD)	Sell	11,000	TWD	7/1/10	345,095	—	591
Philippines Peso (PHP)	Buy	16,000	PHP	6/18/10	345,559	—	2,418

						19,680	19,748

Bank Paribas Asia — FGN:
Norwegian Krone (NOK)	Buy	2,300	NOK	6/15/10	354,330	583	20,971
Norwegian Krone (NOK)	Sell	1,050	NOK	6/15/10	161,759	12,779	—

						13,362	20,971

Barclay’s Capital:
Australian Dollar (AUD)	Sell	415	AUD	6/15/10	351,033	21,142	—
British Pound Sterling (GBP)	Buy	100	GBP	6/2/10	144,615	—	775
British Pound Sterling (GBP)	Sell	100	GBP	6/2/10	144,615	—	815
Euro (EUR)	Buy	232	EUR	6/1/10-6/15/10	284,721	—	18,644
23 | OPPENHEIMER ABSOLUTE RETURN FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Foreign Currency Exchange Contracts: Continued

		Contract
Counterparty/		Amount		Expiration		Unrealized	Unrealized
Contract Description	Buy/Sell	(000’s)		Dates	Value	Appreciation	Depreciation

Barclay’s Capital: Continued
Euro (EUR)	Sell	427	EUR	6/1/10-6/15/10	$524,055	$8,122	$—
Japanese Yen (JPY)	Buy	13,000	JPY	6/1/10	142,999	—	2,660
Japanese Yen (JPY)	Sell	105,000	JPY	6/1/10-9/21/10	1,156,572	8,853	2,296

						38,117	25,190

Citigroup:
British Pound Sterling (GBP)	Buy	100	GBP	6/1/10	144,615	345	—
British Pound Sterling (GBP)	Sell	100	GBP	6/1/10	144,615	—	1,915
Canadian Dollar (CAD)	Sell	380	CAD	6/14/10	361,070	—	539
Chilean Peso (CLP)	Sell	176,000	CLP	6/7/10	332,231	3,647	—
Czech Koruna (CZK)	Sell	1,600	CZK	7/7/10	75,953	1,999	—
Euro (EUR)	Buy	315	EUR	6/15/10	386,617	—	2,483
Euro (EUR)	Sell	2,016	EUR	6/15/10-9/20/10	2,475,826	170,708	—
Hong Kong Dollar (HKD)	Sell	400	HKD	7/6/10	51,394	108	—
Hungarian Forint (HUF)	Sell	11,500	HUF	7/6/10	51,113	876	—
Mexican Nuevo Peso (MXN)	Sell	700	MXN	7/6/10	53,959	565	—
New Turkish Lira (TRY)	Sell	100	TRY	7/6/10	63,394	898	—
New Zealand Dollar (NZD)	Buy	62	NZD	6/15/10	42,041	486	—
Norwegian Krone (NOK)	Buy	1,720	NOK	6/15/10	264,977	—	10,124
Norwegian Krone (NOK)	Sell	90	NOK	6/15/10	13,865	110	—
Polish Zloty (PLZ)	Sell	400	PLZ	7/6/10	119,972	3,124	—
Singapore Dollar (SGD)	Sell	100	SGD	7/6/10	71,082	711	—
South African Rand (ZAR)	Sell	200	ZAR	7/6/10	26,147	—	193
South Korean Won (KRW)	Buy	400,000	KRW	6/21/10	334,650	—	13,176
Swedish Krona (SEK)	Buy	320	SEK	6/15/10	40,762	308	—
Swedish Krona (SEK)	Sell	6,235	SEK	6/15/10-7/12/10	794,308	17,605	1,229

						201,490	29,659

Credit Suisse:
British Pound Sterling (GBP)	Buy	120	GBP	6/18/10	173,544	—	1,336
Euro (EUR)	Buy	120	EUR	6/1/10	147,257	—	463
Euro (EUR)	Sell	120	EUR	6/1/10	147,257	—	737
Hungarian Forint (HUF)	Buy	80,000	HUF	7/12/10	355,356	—	4,843
Japanese Yen (JPY)	Buy	13,000	JPY	6/1/10	142,999	—	569
Japanese Yen (JPY)	Sell	13,000	JPY	6/1/10	142,999	347	—
New Turkish Lira (TRY)	Buy	550	TRY	7/1/10	348,950	—	2,218
Norwegian Krone (NOK)	Sell	3,640	NOK	6/15/10	560,765	19,956	—
Swedish Krona (SEK)	Buy	3,750	SEK	6/15/10-7/12/10	477,764	—	16,887
Swedish Krona (SEK)	Sell	1,580	SEK	6/15/10	201,263	17,377	—
Swiss Franc (CHF)	Buy	20	CHF	6/15/10	17,260	—	77
Swiss Franc (CHF)	Sell	860	CHF	6/15/10-7/12/10	742,425	24,667	—

						62,347	27,130

Deutsche Bank Capital Corp.:
Australian Dollar (AUD)	Buy	81	AUD	6/15/10	68,515	—	5,834
Australian Dollar (AUD)	Sell	58	AUD	6/15/10-6/28/10	49,000	799	1,319
24 | OPPENHEIMER ABSOLUTE RETURN FUND

Foreign Currency Exchange Contracts: Continued

		Contract
Counterparty/		Amount		Expiration		Unrealized	Unrealized
Contract Description	Buy/Sell	(000’s)		Dates	Value	Appreciation	Depreciation

Deutsche Bank Capital Corp.: Continued
British Pound Sterling (GBP)	Sell	120	GBP	6/28/10	$173,548	$—	$1,232
Canadian Dollar (CAD)	Sell	180	CAD	6/28/10	171,029	—	2,969
Euro (EUR)	Sell	74	EUR	6/15/10	90,824	4,038	—
Japanese Yen (JPY)	Buy	26,500	JPY	6/15/10	291,564	3,342	—
Japanese Yen (JPY)	Sell	48,700	JPY	6/15/10-7/12/10	535,965	157	6,380
Philippines Peso (PHP)	Buy	16,000	PHP	6/7/10	346,001	—	10,823
Swiss Franc (CHF)	Sell	48	CHF	6/28/10	41,437	335	—

						8,671	28,557

Deutsche Bank EM
Philippines Peso (PHP)	Sell	16,000	PHP	6/7/10	346,001	6,577	—

Goldman Sachs EM
Brazilian Real (BRR)	Buy	650	BRR	7/2/10	355,865	1,383	—

HSBC EM
Chilean Peso (CLP)	Buy	176,000	CLP	6/7/10	332,231	—	8,689

JP Morgan Chase:
Australian Dollar (AUD)	Buy	33	AUD	6/15/10	27,913	225	—
Australian Dollar (AUD)	Sell	444	AUD	6/15/10	375,563	18,497	95
Canadian Dollar (CAD)	Buy	403	CAD	6/15/10	382,923	590	14,847
Canadian Dollar (CAD)	Sell	310	CAD	6/15/10	294,556	2,302	40
Euro (EUR)	Sell	714	EUR	11/8/10	877,683	—	1,212
Hong Kong Dollar (HKD)	Sell	2,700	HKD	7/2/10	346,888	35	—
Hungarian Forint (HUF)	Buy	76,000	HUF	7/12/10	337,589	—	6,157
Hungarian Forint (HUF)	Sell	76,000	HUF	7/12/10	337,589	—	1,575
Indian Rupee (INR)	Sell	15,500	INR	6/10/10	334,118	9,829	—
Mexican Nuevo Peso (MXN)	Buy	4,400	MXN	6/10/10	340,115	—	14,738
Philippines Peso (PHP)	Sell	16,000	PHP	6/18/10	345,559	8,894	—
Polish Zloty (PLZ)	Sell	11	PLZ	6/15/10	3,304	—	20

						40,372	38,684

JP Morgan EM:
Indian Rupee (INR)	Buy	15,500	INR	6/10/10	334,118	—	8,499
Mexican Nuevo Peso (MXN)	Sell	4,400	MXN	6/10/10	340,115	2,989	—
Polish Zloty (PLZ)	Sell	474	PLZ	6/15/10	142,352	2,692	—
South Korean Won (KRW)	Sell	400,000	KRW	6/21/10	334,650	—	7,518

						5,681	16,017

Nomura Securities:
British Pound Sterling (GBP)	Sell	403	GBP	6/15/10	582,816	10,729	613
Japanese Yen (JPY)	Buy	17,700	JPY	6/15/10	194,743	2,601	—
Japanese Yen (JPY)	Sell	300	JPY	6/15/10	3,301	—	16
Swiss Franc (CHF)	Buy	772	CHF	6/15/10	666,227	—	29,534
Swiss Franc (CHF)	Sell	354	CHF	6/15/10	305,498	19,442	—

						32,772	30,163

RBS Greenwich Capital:
Euro (EUR)	Sell	470	EUR	8/17/10	577,272	13,988	—
25 | OPPENHEIMER ABSOLUTE RETURN FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Foreign Currency Exchange Contracts: Continued

		Contract
Counterparty/		Amount		Expiration		Unrealized	Unrealized
Contract Description	Buy/Sell	(000’s)		Dates	Value	Appreciation	Depreciation

Standard NY EM
South African Rand (ZAR)	Buy	2,700	ZAR	7/1/10	$353,299	$—	$359

UBS Investment Bank
Euro (EUR)	Buy	386	EUR	6/1/10	473,070	—	4,609

Westpac:
Australian Dollar (AUD)	Buy	918	AUD	6/8/10-6/15/10	776,595	68	57,089
Australian Dollar (AUD)	Sell	333	AUD	6/15/10	281,672	12,421	51
British Pound Sterling (GBP)	Buy	86	GBP	6/8/10	124,371	—	907
British Pound Sterling (GBP)	Sell	120	GBP	9/20/10	173,588	7,852	—
Canadian Dollar (CAD)	Buy	129	CAD	6/8/10	122,575	—	2,427
Euro (EUR)	Buy	101	EUR	6/8/10	123,953	—	1,738
Japanese Yen (JPY)	Buy	11,500	JPY	6/8/10	126,514	1,352	—
New Zealand Dollar (NZD)	Buy	807	NZD	6/8/10-6/15/10	547,261	17	20,186
Swiss Franc (CHF)	Buy	141	CHF	6/8/10	121,660	—	3,539

						21,710	85,937

Total unrealized appreciation and depreciation						$466,150	$335,713

Futures Contracts as of May 28, 2010 are as follows:

					Unrealized
		Number of	Expiration		Appreciation
Contract Description	Buy/Sell	Contracts	Date	Value	(Depreciation)

DAX Index	Sell	2	6/18/10	$364,615	$10,579
Euro-Bundesobligation	Buy	2	6/8/10	315,376	15,200
FTSE 100 Index	Sell	4	6/18/10	300,048	360
Japan (Government of) Mini Bonds, 10 yr.	Sell	2	6/9/10	309,009	(288)
NIKKEI 225 Index	Sell	12	6/10/10	645,144	49,111
SPI 200 Index	Sell	1	6/17/10	94,601	8,384
Standard & Poor’s/Toronto Stock Exchange 60 Index	Sell	2	6/17/10	260,509	5,618
U.S. Treasury Long Bonds	Buy	18	9/21/10	2,207,813	(12,982)
U.S. Treasury Nts., 2 yr.	Sell	12	9/30/10	2,617,688	(3,696)
U.S. Treasury Nts., 10 yr.	Buy	3	9/21/10	359,625	(2,908)
U.S. Treasury Nts., 10 yr.	Sell	1	9/21/10	119,875	969
United Kingdom Long Gilt	Buy	2	9/28/10	342,478	(359)

					$69,988

Written Options as of May 28, 2010 are as follows:

							Unrealized
		Number of	Exercise	Expiration	Premiums		Appreciation/
Description	Type	Contracts	Price	Date	Received	Value	(Depreciation)

British Pound Sterling (GBP)	Put	100,000	$1.43	6/1/10	$1,386	$(189)	$1,197
British Pound Sterling (GBP)	Put	100,000	1.44	6/1/10	1,317	(290)	1,027
26 | OPPENHEIMER ABSOLUTE RETURN FUND

Written Options: Continued

							Unrealized
		Number of	Exercise	Expiration	Premiums		Appreciation/
Description	Type	Contracts	Price	Date	Received	Value	(Depreciation)

British Pound Sterling (GBP)	Put	100,000	$1.45	6/3/10	$1,099	$(931)	$168
British Pound Sterling (GBP)	Put	100,000	1.44	6/2/10	1,192	(408)	784
British Pound Sterling (GBP)	Call	100,000	1.43	6/1/10	1,386	(1,669)	(283)
British Pound Sterling (GBP)	Call	100,000	1.44	6/1/10	1,317	(1,258)	59
British Pound Sterling (GBP)	Call	100,000	1.45	6/3/10	1,099	(982)	117
British Pound Sterling (GBP)	Call	100,000	1.44	6/2/10	1,192	(1,798)	(606)
Euro (EUR)	Put	120,000	1.22	6/1/10	1,418	(270)	1,148
Euro (EUR)	Put	120,000	1.22	6/3/10	1,339	(625)	714
Euro (EUR)	Put	120,000	1.23	6/2/10	1,265	(1,242)	23
Euro (EUR)	Put	120,000	1.24	6/1/10	1,447	(840)	607
Euro (EUR)	Put	120,000	1.24	6/4/10	1,367	(1,367)	—
Euro (EUR)	Call	120,000	1.22	6/1/10	1,418	(1,970)	(552)
Euro (EUR)	Call	120,000	1.22	6/3/10	1,339	(2,127)	(788)
Euro (EUR)	Call	120,000	1.23	6/2/10	1,265	(822)	443
Euro (EUR)	Call	120,000	1.24	6/1/10	1,447	(776)	671
Euro (EUR)	Call	120,000	1.24	6/4/10	1,367	(811)	556
Japanese Yen (JPY)	Put	13,000,000	89.60	6/1/10	1,281	(1,946)	(665)
Japanese Yen (JPY)	Put	13,000,000	90.45	6/1/10	1,167	(917)	250
Japanese Yen (JPY)	Call	13,000,000	89.60	6/1/10	1,281	(70)	1,211
Japanese Yen (JPY)	Call	13,000,000	90.45	6/1/10	1,167	(404)	763

					$28,556	$(21,712)	$6,844

Credit Default Swap Contracts as of May 28, 2010 are as follows:

			Pay/		Upfront
Reference	Buy/Sell	Notional	Receive		Payment		Unrealized
Entity/Swap	Credit	Amount	Fixed	Termination	Received/		Appreciation
Counterparty	Protection	(000’s)	Rate	Date	(Paid)	Value	(Depreciation)

Baxter International, Inc.
Deutsche Bank AG	Buy	$350	1%	6/20/15	$9,381	$(9,358)	$23

	Total	350			9,381	(9,358)	23
Capital One Bank USA
Citibank NA, New York	Sell	350	1	6/20/15	(2,100)	(4,210)	(6,310)

	Total	350			(2,100)	(4,210)	(6,310)
CBS Corp.
Credit Suisse International	Sell	350	1	6/20/15	3,143	(5,802)	(2,659)

	Total	350			3,143	(5,802)	(2,659)
CDX North America High Yield Index, Series 14
Citibank NA, New York	Sell	530	5	6/20/15	8,134	(21,383)	(13,249)

	Total	530			8,134	(21,383)	(13,249)
Hartford Financial Services Group, Inc.
Credit Suisse International	Sell	350	1	6/20/15	9,922	(32,323)	(22,401)

	Total	350			9,922	(32,323)	(22,401)
27 | OPPENHEIMER ABSOLUTE RETURN FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Credit Default Swap Contracts: Continued

			Pay/		Upfront
Reference	Buy/Sell	Notional	Receive		Payment		Unrealized
Entity/Swap	Credit	Amount	Fixed	Termination	Received/		Appreciation
Counterparty	Protection	(000’s)	Rate	Date	(Paid)	Value	(Depreciation)

Kohl’s Corp.
Deutsche Bank AG	Buy	$350	1%	6/20/15	$5,396	$(3,454)	$1,942

	Total	350			5,396	(3,454)	1,942
Quest Diagnostics, Inc.
UBS AG	Buy	350	1	6/20/15	3,355	(4,287)	(932)

	Total	350			3,355	(4,287)	(932)
SLM Corp.
Deutsche Bank AG	Sell	350	5	6/20/15	(23,352)	(11,408)	(34,760)

	Total	350			(23,352)	(11,408)	(34,760)
Verizon Communications, Inc.
Deutsche Bank AG	Buy	350	1	6/20/15	(224)	1,635	1,411

	Total	350			(224)	1,635	1,411
Wal-Mart Stores, Inc.
Citibank NA, New York	Buy	350	1	6/20/15	9,839	(9,016)	823

	Total	350			9,839	(9,016)	823
Whirlpool Corp.
Barclays Bank plc	Sell	350	1	6/20/15	3,170	(2,604)	566

	Total	350			3,170	(2,604)	566

Grand Total Buys					27,747	(24,480)	3,267
Grand Total Sells					(1,083)	(77,730)	(78,813)

Total Credit Default Swaps					$26,664	$(102,210)	$(75,546)

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

	Total Maximum
Type of Reference	Potential Payments
Asset on which	for Selling Credit		Reference
the Fund Sold	Protection	Amount	Asset Rating
Protection	(Undiscounted)	Recoverable*	Range**

Non-Investment Grade Corporate Debt Indexes	$530,000	$—	B+
Investment Grade Single Name Corporate Debt	1,750,000	—	BBB+ to BBB–

Total	$2,280,000	$—

*	The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

**	The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.
28 | OPPENHEIMER ABSOLUTE RETURN FUND

Interest Rate Swap Contracts as of May 28, 2010 are as follows:

	Notional
Interest Rate/	Amount	Paid by	Received by	Termination
Swap Counterparty	(000’s)	the Fund	the Fund	Date	Value

Six-Month AUD BBR BBSW
Westpac Banking Corp.	1,500 AUD	6.215%	Six-Month AUD BBR BBSW	11/4/19	$(28,963)
Six-Month JPY BBA LIBOR:
Citibank NA	22,000 JPY	1.391	Six-Month JPY BBA LIBOR	10/6/19	(2,521)
JPMorgan Chase Bank NA	53,300 JPY	1.484	Six-Month JPY BBA LIBOR	8/7/19	(12,701)
JPMorgan Chase Bank NA	47,000 JPY	1.563	Six-Month JPY BBA LIBOR	11/9/19	(12,569)

Total	122,300 JPY				(27,791)
Three-Month CAD BA CDOR
JPMorgan Chase Bank NA	1,380 CAD	Three-Month CAD BA CDOR	3.820%	1/4/20	35,178
Three-Month USD BBA LIBOR
Goldman Sachs Group, Inc. (The)	1,350	Three-Month USD BBA LIBOR	3.600	11/3/19	34,733

			Total Interest Rate Swaps		$13,157

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

AUD	Australian Dollar
CAD	Canadian Dollar
JPY	Japanese Yen

Abbreviations/Definitions are as follows:

BA CDOR	Canada Bankers Acceptances Deposit Offering Rate
BBA LIBOR	British Bankers’ Association London-Interbank Offered Rate
BBR BBSW	Bank Bill Swap Reference Rate (Australian Financial Market)
Total Return Swap Contracts as of May 28, 2010 are as follows:

	Notional
Reference Entity/	Amount	Paid by	Received by	Termination
Swap Counterparty	(000’s)	the Fund	the Fund	Date	Value

AMEX Energy Select Index
Goldman Sachs Group, Inc. (The)	$392	One-Month BBA LIBOR plus 5 basis points and if negative, the absolute value of the Total Return of the AMEX Energy Select Index	If positive, the Total Return of the AMEX Energy Select Index	5/6/11	$(47,779)
AMEX Indu Select Index
UBS AG	348	One-Month BBA LIBOR plus 17 basis points and if negative, the absolute value of the Total Return of the AMEX Indu Select Index	If positive, the Total Return of the AMEX Indu Select Index	3/4/11	(45,704)
29 | OPPENHEIMER ABSOLUTE RETURN FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Total Return Swap Contracts: Continued

	Notional
Reference Entity/	Amount		Paid by	Received by	Termination
Swap Counterparty	(000’s)		the Fund	the Fund	Date	Value

Consumer Staples Select Sector Index
Morgan Stanley	$391		One-Month BBA LIBOR plus 15 basis points and if negative, the absolute value of the Total Return of the Consumer Staples Select Sector Index	If positive, the Total Return of the Consumer Staples Select Sector Index	3/9/11	$(20,910)
MSCI Daily TR Gross EAFE USD Index:
Citibank NA	201		If positive, the Total Return of the MSCI Daily Gross EAFE USD Index	One-Month BBA LIBOR minus 5 basis points and if negative, the absolute value of the Total Return of the MSCI Daily Gross EAFE USD Index	5/4/11	13,441
Citibank NA	1,793		If positive, the Total Return of the MSCI Daily Gross EAFE USD Index	One-Month BBA LIBOR minus 5 basis points and if negative, the Total Return of the MSCI Daily Gross EAFE USD Index	5/4/11	197,143
Goldman Sachs Group, Inc. (The)	507		If positive, the Total Return of the MSCI Daily Gross EAFE USD Index	One-Month BBA LIBOR Plus 4 basis points and if negative, the absolute value of the Total Return of the MSCI Daily Gross EAFE USD Index	2/7/11	54,651

				Reference Entity Total		265,235
MSCI Daily TR Gross Europe Euro Index:
Citibank NA	136	EUR	If positive, the Total Return of the MSCI Daily Gross Europe Euro Index	One-Month EURIBOR minus 60 basis points and if negative, the absolute value of the Total Return of the MSCI Daily Gross Europe Euro Index	1/12/11	(5,401)
Goldman Sachs Group, Inc. (The)	204	EUR	If positive, the Total Return of the MSCI Daily Gross Europe Euro Index	One-Month EURIBOR minus 3 basis points and if negative, the absolute value of the Total Return of the MSCI Daily Gross Europe Euro Index	1/12/11	(8,032)

30 | OPPENHEIMER ABSOLUTE RETURN FUND

Total Return Swap Contracts: Continued

	Notional
Reference Entity/	Amount		Paid by	Received by	Termination
Swap Counterparty	(000’s)		the Fund	the Fund	Date	Value

MSCI Daily TR Gross Europe Euro Index: Continued
Goldman Sachs Group, Inc. (The)	87	EUR	If positive, the Total Return of the MSCI Daily Gross Europe Euro Index	One-Month Europe EURIBOR minus 3 basis points and if negative, the absolute value of the Total Return of the MSCI Daily Gross Europe Euro Index	1/17/11	$(3,252)
Morgan Stanley	203	EUR	If positive, the Total Return of the MSCI Daily Gross Europe Euro Index	One-Month EURIBOR minus 30 basis points and if negative, the absolute value of the Total Return of the MSCI Daily Gross Europe Euro Index	1/12/11	13,631
UBS AG	68	EUR	If positive, the Total Return of the MSCI Daily Gross Europe Euro Index	One-Month EURIBOR minus 70 basis points and if negative, the absolute value of the Total Return of the MSCI Daily Gross Europe Euro Index	1/12/11	(2,702)

				Reference Entity Total		(5,756)
MSCI Daily TR Italy USD Index:
Goldman Sachs Group, Inc. (The)	346		One-Month BBA LIBOR minus 25 basis points and if negative, the absolute value of the Total Return of the MSCI Daily Italy USD Index	If positive, the Total Return of the MSCI Daily Italy USD Index	3/4/11	(48,653)
Goldman Sachs Group, Inc. (The)	27		One-Month BBA LIBOR minus 25 basis points and if negative, the absolute value of the Total Return of the MSCI Daily Italy USD Index	If positive, the Total Return of the MSCI Daily Italy USD Index	3/4/11	(1,841)

				Reference Entity Total		(50,494)
MSCI Daily TR Net Belgium Index:
Citibank NA	352		One-Month BBA LIBOR minus 5 basis points and if negative, the absolute value of the Total Return of the MSCI Daily Net Belgium Index	If positive, the Total Return of the MSCI Daily Net Belgium Index	4/6/11	(24,376)

31 | OPPENHEIMER ABSOLUTE RETURN FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Total Return Swap Contracts: Continued

	Notional
Reference Entity/	Amount	Paid by	Received by	Termination
Swap Counterparty	(000’s)	the Fund	the Fund	Date	Value

MSCI Daily TR Net Belgium Index: Continued
Citibank NA	$30	One-Month BBA LIBOR minus 5 basis points and if negative, the absolute value of the Total Return of the MSCI Daily Net Belgium Index	If positive, the Total Return of the MSCI Daily Net Belgium Index	4/6/11	$(537)

			Reference Entity Total		(24,913)
MSCI Daily TR Net Emerging Markets Korea Index
Goldman Sachs Group, Inc. (The)	318	One-Month BBA LIBOR plus 90 basis points and if negative, the absolute value of the Total Return of the MSCI Daily Net Emerging Markets Korea Index	If positive, the Total Return of the MSCI Daily Net Emerging Markets Korea Index	3/9/11	(41,156)
MSCI Daily TR Net France USD Index
Morgan Stanley	348	One-Month BBA LIBOR minus 35 basis points and if negative, the absolute value of the Total Return of the MSCI Daily Net France USD Index	If positive, the Total Return of the MSCI Daily TR Net France USD Index	3/9/11	(42,404)
MSCI EMF Net Divs Reinvested US Index
Morgan Stanley	514	One-Month BBA LIBOR plus 55 basis points and if negative, the absolute value of the Total Return of the MSCI EMF Net Divs Reinvested US Index	If positive, the Total Return of the MSCI EMF Net Divs Reinvested US Index	5/12/11	(37,197)
MSCI Hong Kong Net USD Index
UBS AG	361	One-Month BBA LIBOR plus 15 basis points and if negative, the absolute value of the Total Return of the MSCI Hong Kong Net USD Index	If positive, the Total Return of the MSCI Hong Kong Net USD Index	5/10/11	$(8,798)

			Total of Total Return Swaps		$(59,876)

32 | OPPENHEIMER ABSOLUTE RETURN FUND

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currency:

EUR	Euro

Abbreviations are as follows:
AMEX	American Stock Exchange
BBA LIBOR	British Bankers’ Association London-Interbank Offered Rate
EAFE	Europe, Australasia, Far East
EMF	Emerging Markets Free
EURIBOR	Euro Interbank Offered Rate
MSCI	Morgan Stanley Capital International
TR	Total Return
Volatility Swaps as of May 28, 2010 are as follows:

	Notional
Reference Entity/	Amount	Paid by	Received by	Termination
Swap Counterparty	(000’s)	the Fund	the Fund	Date	Value

AUD/JPY Exchange Rate:
Citibank NA	3 AUD	19.75%	The Historic Volatility of the mid AUD/JPY spot exchange rate during the Observation Period	6/15/10	$33,479
Citibank NA	3 AUD	21.00	The Historic Volatility of the mid AUD/JPY spot exchange rate during the Observation Period	6/15/10	34,198
Citibank NA	2 AUD	34.50	The Historic Volatility of the mid AUD/JPY spot exchange rate during the Observation Period	6/24/10	(8,485)
Citibank NA	1 AUD	28.50	The Historic Volatility of the mid AUD/JPY spot exchange rate during the Observation Period	6/28/10	(394)
Citibank NA	1 AUD	29.00	The Historic Volatility of the mid AUD/JPY spot exchange rate during the Observation Period	7/1/10	(5,125)
Credit Suisse International	3 AUD	25.75	The Historic Volatility of the mid AUD/JPY spot Exchange rate during the Observation Period	6/21/10	14,995
Credit Suisse International	3 AUD	31.00	The Historic Volatility of the mid AUD/JPY spot exchange rate during the Observation Period	6/30/10	(15,153)
Deutsche Bank AG	3 AUD	33.00	The Historic Volatility of the mid AUD/JPY spot exchange rate during the Observation Period	6/28/10	(13,921)

33 | OPPENHEIMER ABSOLUTE RETURN FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Volatility Swaps: Continued

	Notional
Reference Entity/	Amount	Paid by	Received by	Termination
Swap Counterparty	(000’s)	the Fund	the Fund	Date	Value

AUD/JPY Exchange Rate: Continued
Merrill Lynch International	1 AUD	28.25%	The Historic Volatility of the mid AUD/JPY spot exchange rate during the Observation Period	7/1/10	$(25)

			Reference Entity Total		39,569
CAD/JPY Exchange Rate
Deutsche Bank AG	1 CAD	26.65	The Historic Volatility of the mid CAD/JPY spot exchange rate during the Observation Period	6/25/10	(3,156)
EUR/GBP Exchange Rate:
Barclays Bank plc	1 EUR	The Historic Volatility of the mid EUR/GBP spot exchange rate during the Observation Period	10.60%	6/21/10	(435)
Barclays Bank plc	1 EUR	The Historic Volatility of the mid EUR/GBP spot exchange rate during the Observation Period	9.85	6/21/10	(1,959)

			Reference Entity Total		(2,394)
GBP/AUD Exchange Rate:
Citibank NA	2 GBP	The Historic Volatility of the mid GBP/AUD spot exchange rate during the Observation Period	14.00	6/11/10	(13,505)
Citibank NA	3 GBP	The Historic Volatility of the mid GBP/AUD spot exchange rate during the Observation Period	14.50	6/10/10	(17,137)
Credit Suisse International	1 GBP	14.25	The Historic Volatility of the mid GBP/AUD spot exchange rate during the Observation Period	6/10/10	5,751
Credit Suisse International	2 GBP	The Historic Volatility of the mid GBP/AUD spot exchange rate during the Observation Period	15.25	6/11/10	(10,209)
Deutsche Bank AG	2 GBP	The Historic Volatility of the mid GBP/AUD spot exchange rate during the Observation Period	10.60	6/7/10	(26,275)

34 | OPPENHEIMER ABSOLUTE RETURN FUND

Volatility Swaps: Continued

	Notional
Reference Entity/	Amount	Paid by	Received by	Termination
Swap Counterparty	(000’s)	the Fund	the Fund	Date	Value

GBP/AUD Exchange Rate: Continued
Deutsche Bank AG	2 GBP	13.80%	The Historic Volatility of the mid GBP/AUD spot exchange rate during the Observation Period	6/11/10	$13,852

			Reference Entity Total		(47,523)
GBP/JPY Exchange Rate:
Barclays Bank plc	2 GBP	19.85	The Historic Volatility of the mid GBP/JPY spot exchange rate during the Observation Period	6/18/10	979
Credit Suisse International	2 GBP	18.50	The Historic Volatility of the mid GBP/JPY spot exchange rate during the Observation Period	6/17/10	4,542
Credit Suisse International	2 GBP	The Historic Volatility of the mid GBP/JPY spot exchange rate during the Observation Period	16.95%	6/7/10	(31,767)
Credit Suisse International	2 GBP	19.00	The Historic Volatility of the mid GBP/JPY spot exchange rate during the Observation Period	6/14/10	4,169

			Reference Entity Total		(22,077)
GBP/NOK Exchange Rate:
Citibank NA	2 GBP	The Historic Volatility of the mid GBP/NOK spot exchange rate during the Observation Period	11.25	6/7/10	(6,525)
Citibank NA	2 GBP	The Historic Volatility of the mid GBP/NOK spot exchange rate during the Observation Period	10.80	6/7/10	(6,342)
Citibank NA	2 GBP	The Historic Volatility of the mid GBP/NOK spot exchange rate during the Observation Period	11.55	6/4/10	(3,634)

			Reference Entity Total		(16,501)

			Total Volatility Swaps		$(52,082)

35 | OPPENHEIMER ABSOLUTE RETURN FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Abbreviations are as follows:

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound Sterling
JPY	Japanese Yen
NOK	Norwegian Krone
The following table aggregates, as of period end, the amount receivable from/(payable to) each counterparty with whom the Fund has entered into a swap agreement. Swaps are individually disclosed in the preceding tables.
Swap Summary as of May 28, 2010 is as follows:

		Notional
	Swap Type from	Amount
Swap Counterparty	Fund Perspective	(000’s)		Value

Barclays Bank plc:
	Credit Default Sell Protection	$350		$(2,604)
	Volatility	2	EUR	(2,394)
	Volatility	2	GBP	979

				(4,019)
Citibank NA:
	Interest Rate	22,000	JPY	(2,521)
	Total Return	136	EUR	(5,401)
	Total Return	2,376		185,671
	Volatility	10	AUD	53,673
	Volatility	11	GBP	(47,143)

				184,279
Citibank NA, New York:
	Credit Default Buy Protection	350		(9,016)
	Credit Default Sell Protection	880		(25,593)

				(34,609)
Credit Suisse International:
	Credit Default Sell Protection	700		(38,125)
	Volatility	6	AUD	(158)
	Volatility	9	GBP	(27,514)

				(65,797)
Deutsche Bank AG:
	Credit Default Buy Protection	1,050		(11,177)
	Credit Default Sell Protection	350		(11,408)
	Volatility	3	AUD	(13,921)
	Volatility	1	CAD	(3,156)
	Volatility	4	GBP	(12,423)

				(52,085)
Goldman Sachs Group, Inc. (The):
	Interest Rate	1,350		34,733
	Total Return	291	EUR	(11,284)
	Total Return	1,590		(84,778)

				(61,329)

36 | OPPENHEIMER ABSOLUTE RETURN FUND

Swap Summary: Continued

		Notional
	Swap Type from	Amount
Swap Counterparty	Fund Perspective	(000’s)		Value

JPMorgan Chase Bank NA:
	Interest Rate	1,380	CAD	$35,178
	Interest Rate	100,300	JPY	(25,270)

				9,908
Merrill Lynch International	Volatility	1	AUD	(25)
Morgan Stanley:
	Total Return	203	EUR	13,631
	Total Return	1,253		(100,511)

				(86,880)
UBS AG:
	Credit Default Buy Protection	350		(4,287)
	Total Return	68	EUR	(2,702)
	Total Return	709		(54,502)

				(61,491)
Westpac Banking Corp.	Interest Rate	1,500	AUD	(28,963)

	Total Swaps			$(201,011)

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound Sterling
JPY	Japanese Yen
See accompanying Notes to Financial Statements.

37 | OPPENHEIMER ABSOLUTE RETURN FUND

STATEMENT OF ASSETS AND LIABILITIES May 28, 20101

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $9,442,295)	$9,123,829
Affiliated companies (cost $9,023,766)	9,023,766

18,147,595
Cash—foreign currencies (cost $409,102)	409,102
Unrealized appreciation on foreign currency exchange contracts	466,150
Appreciated swaps, at value (upfront payments paid $224)	462,377
Receivables and other assets:
Closed foreign currency contracts	174,394
Interest and dividends	55,267
Futures margins	12,311
Investments sold	7,759
Other	13,140

Total assets	19,748,095

Liabilities
Appreciated options written, at value (premiums received $20,573)	10,835
Depreciated options written, at value (premiums received $6,616)	9,510
Options written, at value (premiums received $1,367)	1,367
Unrealized depreciation on foreign currency exchange contracts	335,713
Appreciated swaps, at value (upfront payments received $27,786)	24,432
Depreciated swaps, at value (net upfront payments paid $898)	638,956
Payables and other liabilities:
Investments purchased	963,209
Closed foreign currency contracts	242,205
Futures margins	20,661
Shareholder communications	13,815
Trustees’ compensation	488
Other	41,299

Total liabilities	2,302,490

Net Assets	$17,445,605

38 | OPPENHEIMER ABSOLUTE RETURN FUND

Composition of Net Assets
Par value of shares of beneficial interest	$670
Additional paid-in capital	19,897,021
Accumulated net investment loss	(121,785)
Accumulated net realized loss on investments and foreign currency transactions	(2,057,601)
Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(272,700)

Net Assets	$17,445,605

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $17,445,605 and 670,000 shares of beneficial interest outstanding)	$26.04
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$27.63

1.	May 28, 2010 represents the last business day of the Fund’s 2010 fiscal year. See Note 1 of the accompanying Notes to Financial Statements.
See accompanying Notes to Financial Statements.

39 | OPPENHEIMER ABSOLUTE RETURN FUND

STATEMENT OF OPERATIONS For the Year Ended May 28, 20101

Investment Income
Interest	$272,097
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $10,932)	151,296
Affiliated companies	25,918

Total investment income	449,311

Expenses
Management fees	176,966
Shareholder communications—Class A	14,140
Legal, auditing and other professional fees	52,393
Custodian fees and expenses	5,029
Trustees’ compensation	426
Other	7,083

Total expenses	256,037
Less waivers and reimbursements of expenses	(9,481)

Net expenses	246,556

Net Investment Income	202,755

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies (including premiums on options exercised)	1,660,520
Closing and expiration of option contracts written	41,980
Closing and expiration of futures contracts	(2,300,766)
Foreign currency transactions	(248,209)
Swap contracts	79,660

Net realized loss	(766,815)
Net change in unrealized appreciation/depreciation on:
Investments	(333,939)
Translation of assets and liabilities denominated in foreign currencies	(203,954)
Futures contracts	845,378
Option contracts written	6,844
Swap contracts	30,168

Net change in unrealized appreciation/depreciation	344,497

Net Decrease in Net Assets Resulting from Operations	$(219,563)

1.	May 28, 2010 represents the last business day of the Fund’s 2010 fiscal year. See Note 1 of the accompanying Notes to Financial Statements.
See accompanying Notes to Financial Statements.

40 | OPPENHEIMER ABSOLUTE RETURN FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended May 31,	2010[1]	2009

Operations
Net investment income	$202,755	$425,610
Net realized loss	(766,815)	(238,076)
Net change in unrealized appreciation/depreciation	344,497	(740,064)

Net decrease in net assets resulting from operations	(219,563)	(552,530)

Dividends and/or Distributions to Shareholders
Dividends from net investment income	(244,100)	(944,365)
Tax return of capital distribution	(10,902)	—
Distributions from net realized gain	—	(1,374,338)

Net Assets
Total decrease	(474,565)	(2,871,233)
Beginning of period	17,920,170	20,791,403

End of period (including accumulated net investment income (loss) of $(121,785) and $511,650, respectively)	$17,445,605	$17,920,170

1.	May 28, 2010 represents the last business day of the Fund’s 2010 fiscal year. See Note 1 of the accompanying Notes to Financial Statements.
See accompanying Notes to Financial Statements.

41 | OPPENHEIMER ABSOLUTE RETURN FUND

FINANCIAL HIGHLIGHTS

Class A Year Ended May 31,	2010[1]	2009	2008	2007[2]

Per Share Operating Data
Net asset value, beginning of period	$26.75	$31.03	$30.47	$30.00

Income (loss) from investment operations:
Net investment income[3]	.30	.64	1.01	.20
Net realized and unrealized gain (loss)	(.63)	(1.46)	(.15)	.27

Total from investment operations	(.33)	(.82)	.86	.47

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.36)	(1.41)	(.11)	—
Tax return of capital distribution	(.02)	—	—	—
Distributions from net realized gain	—	(2.05)	(.19)	—

Total dividends and/or distributions to shareholders	(.38)	(3.46)	(.30)	—

Net asset value, end of period	$26.04	$26.75	$31.03	$30.47

Total Return, at Net Asset Value[4]	(1.25)%	(2.50)%	2.83%	1.57%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$17,446	$17,920	$20,791	$20,412

Average net assets (in thousands)	$17,695	$19,141	$20,522	$20,264

Ratios to average net assets:[5]
Net investment income	1.15%	2.22%	3.30%	2.65%
Total expenses[6]	1.45%	1.51%	1.44%	1.62%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.40%	1.46%	1.41%	1.62%

Portfolio turnover rate	409%	409%	357%	75%

1.	May 28, 2010 represents the last business day of the Fund’s 2010 fiscal year. See Note 1 of the accompanying Notes to Financial Statements.

2.	For the period from March 5, 2007 (commencement of operations) to May 31, 2007.

3.	Per share amounts calculated based on the average shares outstanding during the period.

4.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5.	Annualized for periods less than one full year.

6.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended May 28, 2010	1.50%
Year Ended May 31, 2009	1.55%
Year Ended May 31, 2008	1.46%
Period Ended May 31, 2007	1.62%
See accompanying Notes to Financial Statements.

42 | OPPENHEIMER ABSOLUTE RETURN FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Absolute Return Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund currently offers Class A shares only. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. As of May 28, 2010, 670,000 shares of Class A were owned by the Manager and its affiliates, which represents 100% of the Fund’s total shares outstanding.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Fiscal Year End. Since May 28, 2010 represents the last day during the Fund’s 2010 fiscal year on which the New York Stock Exchange was open for trading, the Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than unadjusted quoted prices for an asset that are observable are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
43 | OPPENHEIMER ABSOLUTE RETURN FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Event-Linked Bonds. The Fund may invest in “event-linked” bonds. Event-linked bonds, which are sometimes referred to as “catastrophe” bonds, are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific trigger event, such as a hurricane, earthquake, or other occurrence that leads to physical or economic loss. If the trigger event occurs prior to maturity, the Fund may lose all or a portion of its principal in addition to interest otherwise due from the security. Event-linked bonds may expose the Fund to certain other risks, including issuer default, adverse regulatory or jurisdictional interpretations, liquidity risk and adverse tax consequences. The Fund records the net change in market value of event-linked bonds on the Statement of Operations as a change in unrealized appreciation or depreciation on investments. The Fund records a realized gain or loss on the Statement of Operations upon the sale or maturity of such securities.
44 | OPPENHEIMER ABSOLUTE RETURN FUND

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.
     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.
45 | OPPENHEIMER ABSOLUTE RETURN FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued

Net Unrealized
Depreciation
Based on Cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3,4]	Tax Purposes

$—	$—	$1,957,615	$506,926

1.	As of May 28, 2010, the Fund had $1,631,446 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of May 28, 2010, details of the capital loss carryforward were as follows:

Expiring

2018	$1,631,446

2.	As of May 28, 2010, the Fund had $326,169 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2019.

3.	During the fiscal year ended May 28, 2010, the Fund did not utilize any capital loss carryforward.

4.	During the fiscal year ended May 31, 2009, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for May 28, 2010. Net assets of the Fund were unaffected by the reclassifications.

	Reduction to	Reduction to
	Accumulated	Accumulated Net
Reduction to	Net Investment	Realized Loss
Paid-in Capital	Income	on Investments

$191,098	$581,188	$772,286
The tax character of distributions paid during the years ended May 28, 2010 and May 31, 2009 was as follows:

	Year Ended	Year Ended
	May 28, 2010	May 31, 2009

Distributions paid from:
Ordinary income	$244,100	$1,128,991
Long-term capital gain	—	1,189,712
Return of capital	10,902	—

Total	$255,002	$2,318,703

46 | OPPENHEIMER ABSOLUTE RETURN FUND

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of May 28, 2010 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$18,738,871
Federal tax cost of other investments	(7,415,759)

Total federal tax cost	$11,323,112

Gross unrealized appreciation	$642,164
Gross unrealized depreciation	(1,149,090)

Net unrealized depreciation	$(506,926)

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
47 | OPPENHEIMER ABSOLUTE RETURN FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest. There were no transactions in shares of beneficial interest for the years ended May 28, 2010 and May 31, 2009.
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended May 28, 2010, were as follows:

	Purchases	Sales

Investment securities	$22,432,386	$24,810,666
48 | OPPENHEIMER ABSOLUTE RETURN FUND

4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate of 1.00%.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. For the year ended May 28, 2010, the Fund paid no fees to OFS for services to the Fund.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, in accordance with 12b-1 under the Investment Company Act of 1940, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s Class A shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (“the Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Waivers and Reimbursements of Expenses. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees to 0.35% of average annual net assets of the Fund.
     The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended May 28, 2010, the Manager waived fees and/or reimbursed the Fund $9,481 for IMMF management fees.
     Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
5. Risk Exposures and the Use of Derivative Instruments
The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they
49 | OPPENHEIMER ABSOLUTE RETURN FUND

NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.
Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:
Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.
The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.
50 | OPPENHEIMER ABSOLUTE RETURN FUND

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
     Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.
     Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.
Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be credit-worthy at the time of the transaction. As of May 28, 2010, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $926,814, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to net unrealized appreciation and depreciation for certain positions in swaps, over-the-counter options, swaptions, and forward currency exchange contracts for each individual counterparty. The amount of loss that the Fund would incur taking into account these master netting arrangements would be $175,927 as of May 28, 2010. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.
     As of May 28, 2010 the Fund has not required certain counterparties to post collateral.
51 | OPPENHEIMER ABSOLUTE RETURN FUND

NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
Credit Related Contingent Features. The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s ISDA master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.
As of May 28, 2010, the aggregate fair value of derivative instruments with credit related contingent features in a net liability position was $401,994 for which collateral was not posted by the Fund. Securities held in collateralized accounts to cover these liabilities are noted in the Statement of Investments, if applicable. If a contingent feature would have been triggered as of May 28, 2010, the Fund could have been required to pay this amount in cash to its counterparties. If the Fund fails to perform under these contracts and agreements, the cash and/or securities posted as collateral will be made available to the counterparty. Cash posted as collateral for these contracts, if any, is reported on the Statement of Assets and Liabilities; securities posted as collateral, if any, are reported on the Statement of Investments.
Valuations of derivative instruments as of May 28, 2010 are as follows:

	Asset Derivatives			Liability Derivatives
Derivatives not Accounted	Statement of Assets			Statement of Assets
for as Hedging Instruments	and Liabilities Location	Value		and Liabilities Location	Value

Credit contracts	Appreciated swaps, at value	$1,635		Appreciated swaps, at value	$24,432
Credit contracts				Depreciated swaps, at value	79,413
Equity contracts	Appreciated swaps, at value	278,866		Depreciated swaps, at value	338,742
Interest rate contracts	Appreciated swaps, at value	69,911		Depreciated swaps, at value	56,754
Volatility contracts	Appreciated swaps, at value	111,965		Depreciated swaps, at value	164,047
Equity contracts	Futures margins	2,021	*	Futures margins	11,402	*
Interest rate contracts	Futures margins	10,290	*	Futures margins	9,259	*
Foreign exchange contracts	Unrealized appreciation on foreign currency exchange contracts	464,437		Unrealized depreciation on foreign currency exchange contracts	319,503
Foreign exchange contracts				Appreciated written options, at value	10,835
Foreign exchange contracts				Depreciated written
				options, at value	9,510
Foreign exchange contracts				Options written, at value	1,367

Total		$939,125			$1,025,264

*	Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.
52 | OPPENHEIMER ABSOLUTE RETURN FUND

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or Loss Recognized on Derivatives
	Investments
	from
	unaffiliated	Closing
	companies	and	Closing
	(including	expiration	and
Derivatives Not	premiums	of option	expiration	Foreign
Accounted for as	on options	contracts	of futures	currency	Swap
Hedging Instruments	exercised)*	written	contracts	transactions	contracts	Total

Credit contracts	$—	$—	$—	$—	$76,468	$76,468
Equity contracts	—	—	(2,333,986)	—	88,357	(2,245,629)
Foreign exchange contracts	41,926	41,980	—	(427,387)	—	(343,481)
Interest rate contracts	—	—	33,220	—	28,046	61,266
Volatility contracts	—	—	—	—	(113,211)	(113,211)

Total	$41,926	$41,980	$(2,300,766)	$(427,387)	$79,660	$(2,564,587)

*	Includes purchased option contracts, purchased swaption contracts and written option contracts exercised, if any.

Amount of Change in Unrealized Gain or Loss Recognized on Derivatives
			Translation
			of assets
			and liabilities
Derivatives Not	Option		denominated
Accounted for as	contracts	Futures	in foreign	Swap
Hedging Instruments	written	contracts	currencies	contracts	Total

Credit contracts	$—	$—	$—	$(75,546)	$(75,546)
Equity contracts	—	834,656	—	138,488	973,144
Foreign exchange contracts	6,844	—	359,829	—	366,673
Interest rate contracts	—	10,722	—	19,308	30,030
Volatility contracts	—	—	—	(52,082)	(52,082)

Total	$6,844	$845,378	$359,829	$30,168	$1,242,219

Foreign Currency Exchange Contracts
The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.
     Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.
     The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency.
53 | OPPENHEIMER ABSOLUTE RETURN FUND

NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.
     The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the portfolio.
     The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.
     The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the portfolio.
     Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default. If the counter-party defaults, the Fund’s loss will consist of the net amount of contractual payments that the Fund has not yet received.
Futures Contracts
A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.
     Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.
     Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.
     Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.
54 | OPPENHEIMER ABSOLUTE RETURN FUND

     The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.
     The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.
     The Fund has purchased futures contracts on various equity indexes to increase exposure to equity risk.
     The Fund has sold futures contracts on various equity indexes to decrease exposure to equity risk.
     Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.
Option Activity
The Fund may buy and sell put and call options, or write put and covered call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
     Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.
     Options written are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.
     The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.
     The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.
     The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.
     Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.
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NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
Written option activity for the year ended May 28, 2010 was as follows:

	Call Options		Put Options
	Number of	Amount of	Number of	Amount of
	Contracts	Premiums	Contracts	Premiums

Options outstanding as of May 31, 2009	—	$—	—	$—
Options written	107,680,000	56,258	107,680,000	56,204
Options closed or expired	(15,020,000)	(26,825)	(65,660,000)	(15,155)
Options exercised	(65,660,000)	(15,155)	(15,020,000)	(26,771)

Options outstanding as of May 28, 2010	27,000,000	$14,278	27,000,000	$14,278

Swap Contracts
The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.
     Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The values of swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities by contracts in unrealized appreciation and depreciation positions. Upfront payments paid or received, if any, affect the value of the respective swap. Therefore, to determine the unrealized appreciation (depreciation) on swaps, upfront payments paid should be subtracted from, while upfront payments received should be added to, the value of contracts reported as an asset on the Statement of Assets and Liabilities. Conversely, upfront payments paid should be added to, while upfront payments received should be subtracted from the value of contracts reported as a liability. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.
     Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.
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Credit Default Swap Contracts. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security or a basket of securities (the “reference asset”).
     The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.
     The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.
     If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations.
     The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual securities and, or, indexes that are either unavailable or considered to be less attractive in the bond market.
     The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and, or, indexes.
     The Fund has purchased credit protection through credit default swaps to take an outright negative investment perspective on the credit risk of individual securities and/or indexes as opposed to decreasing its credit risk exposure related to similar debt securities held by the Fund.
     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.
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NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.
     The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.
     The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.
     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.
Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate or index) and the other on the total return of a reference asset (such as a security or a basket of securities). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.
     Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and, or, include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.
     The Fund has entered into total return swaps on various equity indexes to increase exposure to equity risk. These equity risk related total return swaps require the Fund to pay a floating reference interest rate, or an amount equal to the negative price movement of an index multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same index multiplied by the notional amount of the contract.
     The Fund has entered into total return swaps on various equity indexes to decrease exposure to equity risk. These equity risk related total return swaps require the Fund to pay an amount equal to the positive price movement of an index multiplied by the notional amount of the contract. The Fund will receive payments of a floating reference interest rate or an amount equal to the negative price movement of the same index multiplied by the notional amount of the contract.
     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.
Volatility Swap Contracts. A volatility swap is an agreement between counter-parties to exchange periodic payments based on the measured volatility of a
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reference security, index, currency or other reference investment over a specified time frame. One cash flow is typically based on the volatility of the reference investment as measured by changes in its price or level while the other cash flow is based on an interest rate or the measured volatility of a different reference investment. The appreciation or depreciation on a volatility swap will typically depend on the magnitude of the reference investment’s volatility, or size of the movement, rather than general directional increases or decreases in its price.
     Volatility swaps are less standard in structure than other types of swaps and provide pure, or isolated, exposure to volatility risk of the specific underlying reference investment. Volatility swaps are typically used to speculate on future volatility levels, to trade the spread between realized and expected volatility, or to decrease the volatility exposure of investments held by the Fund.
     The Fund has entered into volatility swaps to increase exposure to the volatility risk of various reference investments. These types of volatility swaps require the fund to pay the measured volatility and receive a fixed interest payment over the period of the contract. If the measured volatility of the related reference investment increases over the period, the swaps will depreciate in value. Conversely, if the measured volatility of the related reference investment decreases over the period, the swaps will appreciate in value.
     The Fund has entered into volatility swaps to decrease exposure to the volatility risk of various reference investments. These types of volatility swaps require the fund to pay a fixed interest payment and receive the measured volatility over the period of the contract. If the measured volatility of the related reference investment increases over the period, the swaps will appreciate in value. Conversely, if the measured volatility of the related reference investment decreases over the period, the swaps will depreciate in value.
Additional associated risks to the Fund include counterparty credit risk and liquidity risk.
6. Subsequent Events Evaluation
The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. This evaluation determined that there are no subsequent events that necessitated disclosures and/ or adjustments.
7. Pending Litigation
Since 2009, a number of lawsuits have been filed in federal courts against the Manager, the Distributor, and certain mutual funds (“Defendant Funds”) advised by the Manager and distributed by the Distributor (but not including the Fund). The lawsuits naming the Defendant Funds also name as defendants certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund
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NOTES TO FINANCIAL STATEMENTS Continued
7. Pending Litigation Continued

during a particular time period. The lawsuits raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     In 2009, what are claimed to be derivative lawsuits were filed in state court against the Manager and a subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     The Distributor and another subsidiary of the Manager have been named as defendants in a putative class action filed in federal court in 2010. The plaintiff, a participant in the State of Texas’ college savings plan, asserts claims on behalf of all persons who invested in qualified 529 plans managed by these subsidiaries of the Manager and which held investments in a certain mutual fund managed by the Manager and distributed by the Distributor. Plaintiff alleges causes of action for “improper investments,” “breach of fiduciary duty,” and “punitive damages” arising from that fund’s investments in 2008 and 2009. The Manager and these subsidiaries believe that the complaint is legally deficient and intend to defend the case vigorously.
     Other lawsuits have been filed since 2008 in various state and federal courts, against the Manager and certain of its affiliates. Those lawsuits were filed by investors who made investments through an affiliate of the Manager, and relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff “). Those suits allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
     The Manager believes that the lawsuits described above are without legal merit and is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits brought against those Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer funds.
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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Absolute Return Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Absolute Return Fund, including the statement of investments, as of May 28, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and the period March 5, 2007 (commencement of operations) to May 31, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 28, 2010, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Absolute Return Fund as of May 28, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and the period March 5, 2007 (commencement of operations) to May 31, 2007, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
July 16, 2010
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FEDERAL INCOME TAX INFORMATION Unaudited
In early 2010, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2009. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     None of the dividends paid by the Fund during the fiscal year ended May 28, 2010 are eligible for the corporate dividend-received deduction.
     A portion, if any, of the dividends paid by the Fund during the fiscal year ended May 28, 2010 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $120,552 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2010, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
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PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Householding—Delivery of Shareholder Documents
This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus, or, if available, the fund’s summary prospectus, annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.
     Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus, or, if available, the summary prospectus, reports and privacy policy within 30 days of receiving your request to stop householding.
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TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Brian F. Wruble, Chairman of the Board of Trustees (since 2007) and Trustee (since 2006) Age: 67	Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Member of Zurich Financial Investment Management Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non- profit educational institute) (since May 1992); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Board since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

David K. Downes, Trustee (since 2007) Age: 70	Director of THL Credit Inc. (since June 2009); Independent Chairman GSK Employee Benefit Trust (since April 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Internet Capital Group (information technology company) (since October 2003); Director of Correctnet (2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch & Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse & Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Board since December 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Matthew P. Fink, Trustee (since 2006) Age: 69	Trustee of the Committee for Economic Development (policy research foundation) (since 2005); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance
64 | OPPENHEIMER ABSOLUTE RETURN FUND

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Matthew P. Fink, Continued	Company (insurance company) (October 1991-June 2004). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Board since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Phillip A. Griffiths, Trustee (since 2006) Age: 71	Fellow of the Carnegie Corporation (since 2007); Distinguished Presidential Fellow for International Affairs (since 2002) and Member (since 1979) of the National Academy of Sciences; Council on Foreign Relations (since 2002); Director of GSI Lumonics Inc. (precision technology products company) (since 2001); Senior Advisor of The Andrew W. Mellon Foundation (since 2001); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Foreign Associate of Third World Academy of Sciences (since 2000); Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Griffiths has served on the Board since June 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Mary F. Miller, Trustee (since 2006) Age: 67	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 59 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Board since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Joel W. Motley, Trustee (since 2006) Age: 58	Managing Director of Public Capital Advisors, LLC (privately held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Chairman of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee of Historic Hudson Valley. Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Board since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Mary Ann Tynan, Trustee (since 2008) Age: 64	Vice Chair of Board of Trustees of Brigham and Women’s/Faulkner Hospitals (non-profit hospitals) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 59 portfolios in the OppenheimerFunds
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TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Mary Ann Tynan, Continued	complex. Ms. Tynan has served on the Board since October 2008, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Joseph M. Wikler, Trustee (since 2006) Age: 69	Director of C-TASC (bio-statistics services) (since 2007); Director of the following medical device companies: Medintec (since 1992) and Cathco (since 1996); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Wikler has served on the Board since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Peter I. Wold, Trustee (since 2006) Age: 62	Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (since 2004); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Wold has served on the Board since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

INTERESTED TRUSTEE AND OFFICER	The address of Mr. Glavin is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Glavin serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin is an interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

William F. Glavin, Jr., Trustee, President and Principal Executive Officer (since 2009) Age: 51	Chairman of the Manager (since December 2009); Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) (since June 2009); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007)
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Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

William F. Glavin, Jr., Continued	of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005- March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008- June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. Oversees 63 portfolios as a Trustee/Director and 94 portfolios as an Officer in the OppenheimerFunds complex. Mr. Glavin has served on the Board since December 2009, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Wong, Keffer and Zack, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Caleb Wong, Vice President and Portfolio Manager (since 2006) Age: 44	Vice President of the Manager (since June 1999); worked in fixed-income quanti- tative research and risk management for the Manager (since July 1996). A portfolio manager and officer of 5 portfolios in the OppenheimerFunds complex.

Thomas W. Keffer, Vice President and Chief Business Officer (since 2009) Age: 54	Senior Vice President of the Manager (since March 1997); Director of Investment Brand Management (since November 1997); Senior Vice President of OppenheimerFunds Distributor, Inc. (since December 1997). An officer of 94 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2006) Age: 59	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983); Former Vice President and Director of Internal Audit of the Manager (1997-February 2004). An officer of 94 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 2006) Age: 50	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. (since May 2000), OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (March 1999-June 2008),Centennial Asset Management Corporation (March 1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003). An officer of 94 portfolios in the OppenheimerFunds complex.
67 | OPPENHEIMER ABSOLUTE RETURN FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Robert G. Zack, Secretary (since 2006) Age: 61	Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds International Distributor Limited (since December 2003); Senior Vice President (May 1985-December 2003). An officer of 94 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.525.7048.
68 | OPPENHEIMER ABSOLUTE RETURN FUND

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
Item 3. Audit Committee Financial Expert.
The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.
Item 4. Principal Accountant Fees and Services.
(a)	Audit Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $33,400 in fiscal 2010 and $33,400 in fiscal 2009.
(b) Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed $293,340 in fiscal 2010 and $224,200 in fiscal 2009 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: internal control reviews and professional services relating to FIN 45 and the capital accumulation plan.
(c) Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $11,000 in fiscal 2010 and $5,515 in fiscal 2009.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.
(d) All Other Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 100%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $304,340 in fiscal 2010 and $229,715 in fiscal 2009 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.
Item 5. Audit Committee of Listed Registrants
Not applicable.

Item 6. Schedule of Investments.
a) Not applicable.
b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.
2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.
3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:
•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.
4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”
5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.
Item 11. Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 05/28/2010, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.
There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Oppenheimer Absolute Return Fund

By:	/s/ William F. Glavin, Jr.

William F. Glavin, Jr.
Principal Executive Officer

Date:	07/07/2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.

William F. Glavin, Jr.
Principal Executive Officer

Date:	07/07/2010

By:	/s/ Brian W. Wixted

Brian W. Wixted
Principal Financial Officer

Date:	07/07/2010